SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 13, 1998
                                                        -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)


                New Jersey            1-1031               22-0743290
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(State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)         File Number)         Identification No.)


Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ       08875-6707
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(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (732) 469-8300
                                                           --------------

                               RONSON CORPORATION
                                 FORM 8-K INDEX






        ITEM 5.    OTHER EVENTS

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Item 5. Other Events

         On  November  13,  1998,  the  Registrant,   Ronson   Corporation  (the
"Company"), issued to its shareholders the Ronson Corporation Post Meeting Report regarding the 1998 Annual Meeting of Shareholders, (the "Report"). The Report is attached hereto as Exhibit 20.


Item 7. Financial Statements and Exhibits

        a) Financial Statements:  None.

        b) Pro Forma Financial Information:  None.

        c) Exhibits:

              20. Ronson Corporation Post Meeting Report-1998 Annual Meeting of Shareholders.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Ronson Corporation



                        /s/Daryl K. Holcomb
                        --------------------------
                        Daryl K. Holcomb
                        Vice President and
                        Chief Financial Officer,
                        Controller and Treasurer



Dated: November 13, 1998